STOCK PURCHASE AGREEMENT

             THIS STOCK PURCHASE AGREEMENT (the “Purchase Agreement”) is made and entered into as of October 12, 2010, by and between ZBB Energy Corporation, a Wisconsin corporation (“ZBB”), and _______________________ (“Purchaser”).

ARTICLE 1 - SALE OF STOCK

Section 1.1     Sale of Stock.  Subject to the terms and conditions of this Purchase Agreement, on the date hereof ZBB agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from ZBB, ________ shares of ZBB’s Common Stock (the “Stock”) at a purchase price of $0.431 per share for an aggregate purchase price of $________.

Section 1.2     Closing.  Purchaser shall purchase the Stock at a closing that shall occur at a mutually agreed upon date within three (3) business days of the execution of this Purchase Agreement.  At the closing, Purchaser will pay the purchase price for the Stock to ZBB and ZBB will cause the Stock being purchased by Purchaser hereunder to be issued via the Depository Trust Company Deposit Withdrawal Agent Commission System (“DWAC”) in accordance with the instructions included on the signature page hereto.

ARTICLE 2 - REPRESENTATIONS AND WARRANTIES OF ZBB

ZBB hereby represents and warrants to Purchaser as follows:

Section 2.1      Organization.  ZBB is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

Section 2.2     Valid Issuance of Common Stock; Registration. The Stock is duly authorized, validly issued, fully paid and non-assessable and is free and clear of all liens and encumbrances other than restrictions on transfer imposed by applicable securities laws.  The issuance and sale of the Stock will be registered pursuant the Registration Statement on Form S-3 (No. 333-156941) originally filed by ZBB with the Securities and Exchange Commission (the “Commission”) on January 26, 2009 (the “Registration Statement”). The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.

Section 2.3     Authority.  ZBB has all requisite corporate power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby.  This Purchase Agreement has been duly executed and delivered by ZBB, and constitutes the valid and binding obligation of ZBB, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to ZBB as follows:

Section 3.1     Authority.  Purchaser has all requisite power and authority to enter into this Purchase Agreement and to consummate the transactions contemplated hereby.  This Purchase Agreement has been duly executed and delivered by Purchaser, and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 3.2     Investment Experience.  Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

Section 3.3     Access to Information.  Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Stock and has had full access to such other information concerning ZBB as Purchaser has requested.

ARTICLE 4- MISCELLANEOUS

Section 4.1     Governing Law.  This Purchase Agreement shall be governed in all respects by the laws of the State of Wisconsin (without reference to its conflicts of laws principles).

Section 4.2     Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 4.3     Entire Agreement.  This Purchase Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

Section 4.4     Remedies.  Each of the parties to this Purchase Agreement will be entitled to enforce its rights under this Purchase Agreement specifically, to recover damages and costs (including reasonable attorneys’ fees) caused by any breach of any provision of this Purchase Agreement and to exercise all other rights existing in its favor.

Section 4.5     Counterparts.  This Purchase Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the day and year set forth in the first paragraph hereof.

ZBB ENERGY CORPORATION

By:
Name:
Title:

Address: N93 W14475 Whittaker Way Menomonee Falls, WI 53051 Attn: Scott Scampini

Purchaser

Signature of Purchaser

Title, if Purchaser is an entity

Address:

DWAC Instructions:

Broker Name:
DTC Number:
Account Number:

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